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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    AMENDMENT
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) November 29, 2005


                              Samurai Energy Corp.
                      (formerly J.R. Bassett Optical, Inc.)
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

          033-27651                                  87-0469497
  (Commission File Number)              (IRS Employer Identification Number)

                              600 S.W. 10th Street
                              Ocala, Florida 34474
                    (Address of principal executive offices)

                                 (352) 629-7509
              (Registrant's telephone number, including area code)


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

Financial Statements

                                  BALANCE SHEET
                                                                     November 2, 2005    December 31,
                                                                       (Unaudited)            2004
                                     Assets
Current Assets                                                         $           -     $            -
Accounts Receivable                                                         12,013                    -
Depreciable Assets-Property                                                155,000                    -
Other Assets                                                                        -                 -

                  Total Assets                                         $   167,013       $            -

                  Liabilities & Stockholders' Equity (Deficit)
Current Liabilities
         Accounts Payable                                              $      8,940       $       1,000
         Accrued Expenses Payable                                             1,500               3,500
         Current Maturities of Long-term debt                                67,195                   -
                  Total Current Liabilities                                  77,635               4,500
Long-Term Debt, Net of Current Maturities                                    87,805                   -
                  Total Liabilities                                        165,440                4,500
Stockholders' Equity:
         Common Stock, $0.001 Par Value, 75,000,000 Shares
         Authorized, 37,800,000 and 35,977,367 Shares Issued
         and Outstanding                                                     37,800            35,977
         Capital Received in Excess of Par Value                             27,334            17,657
         Retained Earnings (Deficit)                                      (  63,561)       (   58,134)
                  Total Stockholders' Equity (Deficit)                        1,573       (     4,500)

                  Total Liabilities & Stockholders' Equity                $ 167,013        $       -


             STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)

                                                                              Ten Months Ended
                                                                       November 2, 2005   December 31,
                                                                       (Unaudited)           2004
Net Sales                                                              $  17,317        $           -
Expenses                                                                  22,744              8,091
Net Income (Loss) Before Taxes                                         (   5,427)        (    8,091)
Income Taxes                                                                   -                    -
Net Income (Loss)                                                       (   5,427)       (    8,091)
Retained Earnings (Deficit):
         Beginning of Period                                            ( 58,134)         (  50,043)                End of Period
                                                                        ( 63,561)         (  58,134)

Net Loss per Common Share                                         $             -   $             -

Weighted Average Common Shares Outstanding                             37,800,000        35,977,367



                            STATEMENTS OF CASH FLOWS

                                                                                  Ten Months Ended
                                                                        November 2, 2005  December 31,
                                                                       (Unaudited)           2004
Cash Flows from Operating Activities:
         Net income (loss)                                             $(    5,427)     $(    8,091)
         Adjustments to reconcile net income to net cash provided
             by operating activities:
         Expenses and liabilities paid by issuance of stock                 11,500             8,091
         (Increase) Decrease in current assets                            ( 12,013)       (          -)
          Increase (Decrease) in current liabilities                         5,940                   -
         Net Cash Provided by Operating Activities                              -                    -

Cash Flows from Financing Activities
         Issuance of long-term debt                                       155,000                 -

Cash Flows from Investing Activities
         Assignment of property                                          (155,000)                -

Net Increase (Decrease) In Cash                                                 -                 -
Cash at Beginning of Period                                                     -                 -

Cash at End of Period                                                  $        -       $             -
Non-cash Investing and Financing Activities:
         Issuance of Stock in Exchange for Services and Payment
            of Debt                                                    $   11,500       $     21,857
         Assignment of Property                                        $ 155,000        $           -
         Liabilities and Expenses Paid by Issuance of Stock            $(  11,500)      $(    21,857)
         Issuance of Long-term Debt for Assignment of Property         $(155,000)       $           -



                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SAMURAI ENERGY CORP.



                                          By:  /s/Samuel M. Skipper
                                               -------------------------------
                                                Samuel M. Skipper, President
                                                and Chief Executive Officer


Date:  November 29, 2005